                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report June 11, 1998

                         ADVANTA BUSINESS SERVICES CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                 Delaware                         333-38575                    23-2333786
---------------------------------------        ----------------       -------------------------------
             (State or Other                   (Commission File       (I.R.S. Employer Identification
      Jurisdiction of Incorporation)               Number)                            No.)


          1020 Laurel Oak Road
          Voorhees, New Jersey                                                     08043
---------------------------------------                                ------------------------------
(Address of Principal Executive Offices)                                           (Zip Code)


        Registrant's telephone number, including area code (609) 782-7300
                                                           --------------
                                    No Change
        -----------------------------------------------------------------
          (Former name or former address, if changed since last report)


                      ADVANTA LEASING RECEIVABLES CORP. IV
             ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


                  Nevada                             333-38575-01                   88-0387072
 --------------------------------------------       ---------------      -------------------------------
(State or Other Jurisdiction of Incorporation)     (Commission File      (I.R.S. Employer Identification
                                                        Number)                        No.)


            1325 Airmotive Way
               Reno, Nevada                                                          89502
---------------------------------------------                                      ----------
   (Address of Principal Executive Offices)                                        (Zip Code)



        Registrant's telephone number, including area code (702) 322-2221
                                                           --------------

                                    No Change
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

                       ADVANTA LEASING RECEIVABLES CORP. V
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                      Nevada                         333-38575-02                   88-0387073
----------------------------------------------      ---------------       ------------------------------
(State or Other Jurisdiction of Incorporation)     (Commission File       (I.R.S. Employer Identification
                                                        Number)                       No.)


               1325 Airmotive Way
                 Reno, Nevada                                                        89502
   ----------------------------------------                                        ---------
   (Address of Principal Executive Offices)


        Registrant's telephone number, including area code (702) 322-2221
                                                           --------------

                                    No Change
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits


         The following exhibits is furnished herewith:

         21 Monthly Servicer's Certificate issued on June 11, 1998 relating to the Equipment Receivables Asset-Backed Notes, Series 1998-1, prepared by the Servicer and sent to the Trustee pursuant to
                Section 3.06(a) of the Series 1998-1 Supplement dated of April 14, 1998 covering the period of May 1, 1998 through May 31, 1998.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        ADVANTA BUSINESS SERVICES
                                        CORP.,
                                        As Registrant


                                        By   /s/ CHARLES H. PODOWSKI
                                             -------------------------

                                        Name:  Charles H. Podowski
                                        Title: Director

Dated:  June 15, 1998

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        ADVANTA LEASING RECEIVABLES
                                        CORP. IV,
                                        As Registrant


                                        By   /s/ SUSAN A. McVEIGH
                                             -------------------------

                                        Name:  Susan A. McVeigh
                                        Title: Director

Dated:  June 15, 1998

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        ADVANTA LEASING RECEIVABLES
                                        CORP. V,
                                        As Registrant


                                        By   /s/ SUSAN A. McVEIGH
                                             -------------------------

                                        Name:  Susan A. McVeigh
                                        Title: Director

Dated:  June 15, 1998

                                 Exhibit Index

Exhibit No.                                                                                    Page
-----------                                                                                    ----
   21.1          Monthly Servicer's Certificate dated June 11, 1998 prepared by the             8
                 Servicer and sent to the Trustee pursuant to Section 3.06(a) of the
                 Series 1998-1 Supplement covering the period of May 1, 1998 through May 31, 1998.